Exhibit 10.3

SECOND AMENDMENT TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT dated July 1, 2011.

WHEREAS the Corporation and certain of its shareholders are parties to an amended and restated registration rights agreement dated January 27, 2010 and amended as of April 25, 2011 (the “Original Agreement”);

WHEREAS concurrently herewith, the Corporation is issuing to Lighthouse Capital Partners VI, L.P. (“Lighthouse”) a warrant to acquire Class B Preferred Shares in the capital of the Corporation (the “Warrant”), in connection with which it has agreed to grant registration rights to Lighthouse;

WHEREAS section 2.9 of the Original Agreement contains limitations on the Corporation’s ability to grant registration rights;

WHEREAS pursuant to section 4.4 of the Original Agreement, the Original Agreement can be amended by the written consent of the Corporation and the Investors holding at least 66—2/3% of the total number of Registrable Securities then held by all Investors;

WHEREAS it is in the best interests of the Corporation to amend the Original Agreement in order to reflect the registration rights being granted to Lighthouse and to make certain other amendments in respect of Canadian securities laws;

NOW, THEREFORE:

1.                                       Capitalized terms used but not otherwise defined herein have the meanings ascribed to such terms in the Original Agreement.

2.                                       Amendment. The Original Agreement is hereby amended as follows:

(a)                                  The following definitions are added to Section 1.1 of the Original Agreement:

“Lighthouse” means Lighthouse Capital Partners VI, L.P.;

“Warrant” means (i) in respect of ATEL, the warrant to acquire Series 3 Class A Preferred Shares issued to it on or about March 11, 2009 or (ii) in respect of Lighthouse, the warrant to acquire Class B Preferred Shares issued to it on or about July 1, 2011;

“Warrantholder” means ATEL or Lighthouse, as applicable;

(b)                                 Section 4.1 of the Original Agreement is amended by deleting the word “ATEL” and replacing it with the words “the Warrantholders”.

(c)                                  Section 4.2 of the Original Agreement is deleted and replaced by the following:

“4.2         Warrantholder Special Provision

Effective as of the date on which a Warrantholder or its permitted assignee, as applicable, exercises its Warrant in whole or in part in accordance with its terms (including payment in full of the exercise price provided for therein) and becomes a holder of Preferred Shares, but conditional upon such Warrantholder becoming a party to the Shareholders Agreement:

(a)           the term “Investors” shall be deemed to include such Warrantholder or its permitted assignee, as applicable; and

(b)           Schedule A shall be amended so as to add the name of such Warrantholder or its permitted assignee, as applicable, and the number, class and series of Preferred Shares held pursuant to such exercise.

A Warrantholder shall not, without the prior written consent of the Corporation, be entitled to assign this Agreement or any of its rights hereunder, in whole or in part, except (i) at any time prior to exercise of its Warrant, to a permitted transferee of such Warrant, concurrently with any such permitted transfer (provided that such permitted transferee agrees in writing to be bound by the provisions hereof by executing an acknowledgment and attornment substantially in the form of Schedule B hereto (mutatis mutandis) or (ii) at any time after exercise of its Warrant, in accordance with section 4.1 above.”

(d)                                 Section 4.6 of the Original Agreement shall be deemed to include the following address information for Lighthouse (or, in the case of a permitted assignee of Lighthouse, such address information as shall be contained in the acknowledgment and attornment to be signed by such permitted assignee):

Lighthouse
3555 Alameda de las Pulgas, Suite 200
Menlo Park, CA 94025
Attention: Contracts Administration
Facsimile: (650) 233-0114

3.                                       Acknowledgment.  Lighthouse hereby acknowledges receipt of a copy of the Original Agreement and that it has read and understands the provisions of the Original Agreement.

4.                                       Attornment.  Lighthouse hereby:

(a)                                  attorns to and agrees to be bound as a party to the Original Agreement, as amended hereby, and to be subject to all of the rights and obligations of an Investor thereunder.  By signing below, Lighthouse agrees that such signature constitutes a signature to the Original Agreement, as amended hereby;

(b)                                 acknowledges and confirms that prior to executing this Agreement the Corporation requested the undersigned to obtain legal advice with respect to the undersigned’s rights and obligations under the Original Agreement, as amended hereby;

(c)                                  has agreed to attorn to the Original Agreement, as amended hereby, of its own volition and without any duress whatsoever from the Corporation, the other Investors or any other Person; and

(d)                                 if Lighthouse did not obtain legal advice prior to executing this Agreement, Lighthouse will not in any proceeding relating to the enforcement of rights or obligations under the Original Agreement, as amended hereby, raise that fact as a defence or otherwise.

5.                                       On and after the effective date hereof, any reference to the “Agreement” in the Original Agreement and any reference to the Original Agreement in any other agreements will mean the Original Agreement, as amended by this amendment. Except as specifically amended by this amendment, the provisions of the Original Agreement remain in full force and effect.

6.                                       This amendment is governed by the laws of the Province of Québec and the federal laws applicable therein.

7.                                       This amendment may be executed in any number of counterparts and via facsimile, each of which shall be enforceable against the parties that execute such counterparts, and all of which together shall constitute one instrument.

[Signature Page Follows]

IN WITNESS WHEREOF the parties have executed this Second Amendment to the Amended and Restated Registration Rights Agreement.

SC FUELS INC.

Per:	/s/ Vincent Chornet
	Name:	Vincent Chornet
	Title:	Director

BDR CAPITAL L.P., by its general partner, BDR Partners 1 L.P., itself represented by its general partner 9198-1209 Québec Inc.

Per:	/s/ J. Bedard
	Name:	J. Bedard
Title:

RV V HOLDINGS SRL

Per:	/s/ Joshua Ruch
Name:
Title:

BEV HOLDINGS SRL

Per:	/s/ Neil Suslak
	Name:	Neil Suslak
	Title:	Managing Partner

WASTE MANAGEMENT OF CANADA CORPORATION

Per:
Name:
Title:

RHO VENTURES VI LUXEMBOURG HOLDINGS, S.A.R.L.

Per:	/s/ Joshua Ruch
Name:
Title:

Per:	/s/ Joshua Ruch
Name:
Title:

CYCLE CAPITAL FUND I, L.P., by its general partner CYCLE CAPITAL, L.P., itself represented by its general partner CYCLE CAPITAL MANAGEMENT I INC.

Per:	/s/ Andrée-Lise Methot
Name:
Title:

Per:	/s/ Bernhardt Zeisig
Name:
Title:

/s/ Vincent Chornet
VINCENT CHORNET

/s/ Michael Dennis
MICHAEL DENNIS

/s/ Esteban Chornet
ESTEBAN CHORNET

DIAMOND ALTERNATIVE ENERGY OF CANADA INC.

Per:	/s/ George Stutzmann
Name: George Stutzmann
Title: Vice President

ENERKEM INC.

Per:	/s/ Vincent Chornet
Name: Vincent Chornet
Title: President & CEO

ATEL VENTURES, INC., as trustee

Per:
Name:
Title:

LIGHTHOUSE CAPITAL PARTNERS VI, L.P., by Lighthouse Management Partners VI, L.L.C., its general partner

Per:	/s/ Ryan Turner
Name:	Ryan Turner
Title:	Managing Director

ATTORNMENT TO AMENDED AND RESTATED
REGISTRATION RIGHTS AGREEMENT

1.                                       The undersigned hereby acknowledges:

a)                                      receipt of a copy of the amended and restated registration rights agreement between Enerkem Inc. (the “Corporation”) and certain shareholders of the Corporation, as amended (the “Registration Rights Agreement”); and

b)                                     that the undersigned has read and understands the provisions of the Registration Rights Agreement.

2.                                       Capitalized terms used but not otherwise defined herein have the meanings attributed to such terms in the Registration Rights Agreement.

3.                                       The undersigned hereby attorns to and agrees to be bound as a party to the Registration Rights Agreement and to be subject to all of the rights and obligations of an Investor. The undersigned, by signing below, agrees that such signature constitutes a signature to the Registration Rights Agreement.

4.                                       The undersigned acknowledges and confirms that prior to executing this attornment agreement the Corporation requested the undersigned to obtain legal advice with respect to the undersigned’s rights and obligations under the Registration Rights Agreement; and, furthermore, the undersigned confirms and agrees that:

a)                                      the undersigned has executed this attornment agreement on the undersigned’s own volition and without any duress whatsoever from the Corporation, the other Investors or any other Person; and

b)                                     if the undersigned did not obtain legal advice prior to executing this attornment agreement, the undersigned will not in any proceeding relating to the enforcement of rights or obligations under the Registration Rights Agreement raise that fact as a defence or otherwise.

DATED the 5th day of July, 2011.

FONDACTION, LE FONDS DE DÉVELOPPEMENT DE LA CONFÉDÉRATION DES SYNDICATS NATIONAUX POUR LA COOPÉRATION ET L’EMPLOI

/s/ Luc Lapointe
Name: Luc Lapointe
Title: Portfolio Manager

Name of Investor:	FONDACTION, le Fonds de développement de la Confédération des syndicats nationaux pour la coopération de l’emploi

Address of Investor:	FONDACTION, le Fonds de développement de la Confédération des syndicats nationaux pour la coopération de l’emploi
2175, boul. De Maisonneuve Est, bureau 103
Montréal, Québec
H2K 4S3

	Attention:	Mr. Régent Watier
	Facsimile:	514-525-0863

with a copy to, which shall not constitute notice to Investor:

Morency Avocats LLP
500 Place d’Armes, bureau 2420
Montréal, Québec
H2Y 2W2

	Attention:	Me Lily Germain
	Facsimile:	(514) 845-9522

ATTORNMENT TO AMENDED AND RESTATED
REGISTRATION RIGHTS AGREEMENT

1.                                       The undersigned hereby acknowledges:

a)                                      receipt of a copy of the amended and restated registration rights agreement between Enerkem Inc. (the “Corporation”) and certain shareholders of the Corporation, as amended (the “Registration Rights Agreement”); and

b)                                     that the undersigned has read and understands the provisions of the Registration Rights Agreement.

2.                                       Capitalized terms used but not otherwise defined herein have the meanings attributed to such terms in the Registration Rights Agreement.

3.                                       The undersigned hereby attorns to and agrees to be bound as a party to the Registration Rights Agreement and to be subject to all of the rights and obligations of an Investor. The undersigned, by signing below, agrees that such signature constitutes a signature to the Registration Rights Agreement.

4.                                       The undersigned acknowledges and confirms that prior to executing this attornment agreement the Corporation requested the undersigned to obtain legal advice with respect to the undersigned’s rights and obligations under the Registration Rights Agreement; and, furthermore, the undersigned confirms and agrees that:

a)                                      the undersigned has executed this attornment agreement on the undersigned’s own volition and without any duress whatsoever from the Corporation, the other Investors or any other Person; and

b)                                     if the undersigned did not obtain legal advice prior to executing this attornment agreement, the undersigned will not in any proceeding relating to the enforcement of rights or obligations under the Registration Rights Agreement raise that fact as a defence or otherwise.

DATED the 8th day of July, 2011.

QUINCE ASSOCIATES L.P., by Evensong, LLC, its general partner

/s/ John P. Hill, Jr.
Name: John P. Hill, Jr
Title: Manager

Name of Investor:	Quince Associates, L.P.

Address of Investor:	777 S Wadsworth Blvd, suite 4280
Lakewood, CO 80226

	Attention:	John Hill
	Facsimile:	(303) 985-5875

ATTORNMENT TO AMENDED AND RESTATED
REGISTRATION RIGHTS AGREEMENT

1.                                       The undersigned hereby acknowledges:

a)                                      receipt of a copy of the amended and restated registration rights agreement between Enerkem Inc. (the “Corporation”) and certain shareholders of the Corporation, as amended (the “Registration Rights Agreement”); and

b)                                     that the undersigned has read and understands the provisions of the Registration Rights Agreement.

2.                                       Capitalized terms used but not otherwise defined herein have the meanings attributed to such terms in the Registration Rights Agreement.

3.                                       The undersigned hereby attorns to and agrees to be bound as a party to the Registration Rights Agreement and to be subject to all of the rights and obligations of an Investor. The undersigned, by signing below, agrees that such signature constitutes a signature to the Registration Rights Agreement.

4.                                       The undersigned acknowledges and confirms that prior to executing this attornment agreement the Corporation requested the undersigned to obtain legal advice with respect to the undersigned’s rights and obligations under the Registration Rights Agreement; and, furthermore, the undersigned confirms and agrees that:

a)                                      the undersigned has executed this attornment agreement on the undersigned’s own volition and without any duress whatsoever from the Corporation, the other Investors or any other Person; and

b)                                     if the undersigned did not obtain legal advice prior to executing this attornment agreement, the undersigned will not in any proceeding relating to the enforcement of rights or obligations under the Registration Rights Agreement raise that fact as a defence or otherwise.

DATED the 11th day of July, 2011.

WESTLY CAPITAL PARTNERS FUND I, L.P., as nominee for itself and WESTLY CAPITAL PARTNERS AFFILIATES FUND, L.P., hereby acting through its general partner, WESTLY CAPITAL ASSOCIATES, LLC

/s/ Michael C. Dorsey
Name: Michael C. Dorsey
Title: Managing Partner

Name of Investor:	WESTLY CAPITAL PARTNERS FUND I, L.P., as nominee for itself and WESTLY CAPITAL PARTNERS AFFILIATES FUND, L.P.

Address of Investor:	2200 Sand Hill Road Suite 250 Menlo Park, CA 94025

	Attention:	Michael Kaufman
	Facsimile:	(650) 362-2338

ATTORNMENT TO AMENDED AND RESTATED
REGISTRATION RIGHTS AGREEMENT

1.                                       The undersigned hereby acknowledges:

a)                                      receipt of a copy of the amended and restated registration rights agreement between Enerkem Inc. (the “Corporation”) and certain shareholders of the Corporation, as amended (the “Registration Rights Agreement”); and

b)                                     that the undersigned has read and understands the provisions of the Registration Rights Agreement.

2.                                       Capitalized terms used but not otherwise defined herein have the meanings attributed to such terms in the Registration Rights Agreement.

3.                                       The undersigned hereby attorns to and agrees to be bound as a party to the Registration Rights Agreement and to be subject to all of the rights and obligations of an Investor. The undersigned, by signing below, agrees that such signature constitutes a signature to the Registration Rights Agreement.

4.                                       The undersigned acknowledges and confirms that prior to executing this attornment agreement the Corporation requested the undersigned to obtain legal advice with respect to the undersigned’s rights and obligations under the Registration Rights Agreement; and, furthermore, the undersigned confirms and agrees that:

a)                                      the undersigned has executed this attornment agreement on the undersigned’s own volition and without any duress whatsoever from the Corporation, the other Investors or any other Person; and

b)                                     if the undersigned did not obtain legal advice prior to executing this attornment agreement, the undersigned will not in any proceeding relating to the enforcement of rights or obligations under the Registration Rights Agreement raise that fact as a defence or otherwise.

5.                                       This Attornment to Amended and Restated Registration Rights Agreement is effective as of July 25,  2011.

DATED the 11th day of July, 2011.

WESTLY CAPITAL PARTNERS FUND II, L.P., as nominee for itself and WESTLY CAPITAL PARTNERS AFFILIATES FUND, L.P., hereby acting through its general partner, WESTLY CAPITAL ASSOCIATES, LLC

/s/ Michael C. Dorsey
Name: Michael C. Dorsey
Title: Managing Partner

Name of Investor:	Westly Capital Partners Fund II, L.P., as nominee for itself and Westly Capital Partners Affiliates Fund, L.P.

Address of Investor:	2200 Sand Hill Road Suite 250 Menlo Park, CA 94025

	Attention:	Michael Kaufman
	Facsimile:	(650) 362-2338